UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 2nd Avenue, Suite 3320, Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2022

Date of reporting period: June 3, 2022

Kavilco Incorporated Newsletter

Spring 2022

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents has not been included.

1000 Second Ave., Suite 3320, Seattle, WA 98104 Phone: 206.624.6166 Toll Free: 800.786.9574 Fax: 206.624.8953

Field Office: One Copper Crescent Dr., PO Box KXA-Kasaan, Kasaan, Alaska 99924 Phone: 907.542.2214 Fax: 907.542.2215

www.kavilco.com

FB: Kavilco Incorporated

President's Report

Louis L. Jones, Sr. President

Dear Shareholders,

The big news for Kavilco in Kasaan this winter has been the repairs and recarpeting of the doublewide trailer that serves as the President’s home while they are in Kasaan. Mike Jones, Kavilco shareholder and professional carpet layer repaired the doublewide floor then laid 120 yards of thick pad and carpet along with replacing the flooring in the bathrooms, laundry room , and kitchen. Keep in mind that the old floor was over 30 years old, it was a mess.

Work also continues in Kasaan with other projects such as repairing the office space heater with help from some friends in Craig. The bunkhouse dryer needs some work as well, and on we go. I am putting together a history of maintenance work done in the past along with a list of contacts to help with these repairs as well as some “how to” documents that I believe will be very helpful.

I wanted to take a minute to address the importance of keeping your address and direct deposit information current with Kavilco to safeguard against fraudulent cashing of shareholder checks. This takes a lot of time to sort out and causes unnecessary delays in payments to you.. Please take the time to email your current information to info@kavilco.com or phone us at 206.624.6166.

For the second year in a row I spent most of the winter in Kasaan due to Covid… it’s not so bad I have to say.

Sincerely,

KAVILCO INCORPORATED

/s/Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Kavilco would like to congratulate shareholder Michael A. Jones in his new role as the elected President of the Organized Village of Kasaan (OVK). Mike’s grandfather, Raymond Jones was a member of their original board in 1939.

Board of Directors Meetings

TSince the beginning of this year Kavilco has been holding their board meetings in person in Seattle. The plan is also to go back to Kasaan in July and Ketchikan in November barring any unforeseen circumstances. Although the Kavilco Board is vaccinated and ready to meet in person again, this doesn’t mean that hotels are up to speed. The current issue is getting food. Most hotel kitchens are not up and running just yet.

The other issue is staff and board member families getting the new covid. Apparently covid is not over until it says it’s over. Please stay safe out there and keep those masks on to help protect your neighbors.

We are all looking forward to being in Kasaan on July 8 and 9, 2022 and seeing shareholders on November 5, 2022 at the annual meeting at The Landing in Ketchikan.

Shareholder Spotlight on Anna Lathen

Anna Raven Lathen (Kun Jaat), daughter of Della Coburn has recently started a full-time role as an Art Director at ad agency VMLY&R.  Based out of their Seattle office, she is assigned to the Microsoft Surface Commercial line of business. Prior to working at VMLY&R, she worked 10 years as an Art Director and Digital Graphic Designer on a freelance and contract basis with various agencies and companies.  Some of her past clients include Oracle, Ste. Michelle Wine Estates, TGI Friday’s, Microsoft, Amazon, and Clarisonic to name a few.  She holds a B.A. in Visual Arts from University of Washington, as well as a A.A.S. in Communication Design from the Fashion Institute of Technology. Not bad for a kid from Kasaan!

Growing up in Alaska, she didn’t really see advertising as a possibility until exploring the career path when living in Los Angeles and New York.  With Advertising being a white male dominated industry, she encourages fellow Alaska Natives/Native Americans to explore this career.  "If you have a background or degree in Journalism, Marketing Communications, Business Marketing, Psychology, or Art/Design, there is definitely a place for you," she says.

New Shareholders - Deklan and Devin Hadden

Shareholder Passages - Herschel Ford

Portfolio

Recent reports of the U.S. economy add more credence to the Federal Reserve’s decision to embark on a less-accommodative monetary policy to rein in inflation.

The economy expanded at a stronger-than-expected rate during the final quarter of 2021 and recent figures from the labor market were encouraging.

Prices continue to run very hot, with the size of increases at levels not seen in decades. This includes a surge in energy commodities, as oil prices rise during the peak winter heating season. Inflation expectations are imbedded across the economy. January’s rate was 7.5%. If the inflation was calculated the same way it was done in the Carter administration the inflation rate would be around 15%. The cause of the inflation can be attributed to two years of historically easy money and explosive federal spending even though we had long ago emerged from a pandemic recession.

Interest rates are just starting to rise. They’re going to go higher, meaning bond prices will fall further since bonds and interest rates move in opposite directions. The Fed said they expect to raise rates six times this year.

Already, the nominal rate on the ten-year Treasury Bond has increased this year from 1.5% to 2%. However, the real rate after factoring out inflation is -5.5%. Bond prices may have a bump up if there is a flight to quality considering the geopolitical issues.

During a bear market the major trend will normally take all stocks down, some more than others. Many of the high-tech stocks like Apple and Google have been hard hit, but overall, half of the Nasdaq stock have plunged 50% or more. These stocks are leading the way and the others will follow.

Unfortunately, Kavilco’s primary source of income is dividend income from investments. Simply put, Kavilco has no choice but to ride any bear market in big, capitalized stocks that pay dividends.

Dividend Declaration

I am pleased to announce that on March 11, 2022, the Kavilco Board of Directors declared a cash dividend of $17.00 per share (long term capital gains are unknown at this time.) This dividend was paid to shareholder of record as of March 14, 2022. The dividend was payable on March 25, 2022 and reflects un-distributed earnings from 2021.

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 21% federal income tax rate. For shareholders with 100 shares your dividend is $1,700.00. The Spring dividend completes the distribution of earnings for 2021; combined with the Fall dividend the total earnings distribution for 2021 is $82.00 per share.

If Kavilco was not a Registered Investment Company and had to pay income tax your spring dividend after tax would have been $1,343.00. You receive an additional $357.00 because Kavilco does not have to pay federal income tax.

Board Member Highlight

Eleanor Hadden (Gaaniidaa) (Aankeenaa) As a member of the Kavilco Board of Directors, a Director on the Kasaan Haida Heritage Foundation, and with a Masters in Cultural Anthropology from the University of Alaska, Eleanor is a valuable asset to Kavilco and their shareholders.

Eleanor traveled with her husband and the Air Force for 24 years, each summer returning to Ketchikan to harvest traditional foods and stay connected to her roots.

This year Eleanor and her husband Ron are celebrating their 50th wedding anniversary. Congratulations to you both.